Exhibit 10.27

AMENDMENT NO. 2 TO LEASE AGREEMENT

THIS AMENDMENT NO. 2 TO LEASE AGREEMENT (the “Amendment”), dated as of this 30th day of November, 2006, is entered into by and between IMATION CORP., a Delaware corporation (the “Landlord”), and VERITEST, INC., a Delaware corporation (the “Tenant”).

WITNESETH:

WHEREAS, Landlord and Tenant have previously entered into that certain Lease Agreement dated as of December 8, 2003 as amended by Amendment No. 1 dated January 15, 2004 (collectively the “Lease”); and

WHEREAS, the Lease provides for the leasing by Landlord to Tenant of certain space located in that certain building owned by Landlord and known as the Discovery Building (the “Building”) located at One Imation Way, Oakdale, Minnesota 55128; and

WHEREAS, Tenant desires to exercise its option to renew the Lease.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1. Tenant and Landlord acknowledge that by letter dated September 27, 2006, Tenant exercised its option to renew the Lease for an additional term, beginning December 1, 2006 and ending November 30, 2007 (“Renewal Term”).

2. The parties agree that pursuant to Section 3(a) (ii) of the Lease, the Base Rent for the Renewal Term will be as follows:

BASE RENT PER RENTABLE SQUARE FOOT	ANNUAL BASE RENT	MONTHLY INSTALLMENT OF BASE RENT
$17.00	$89,046	$7420.50

3. Capitalized Terms not defined herein shall have the meaning set for in the Lease. Except as otherwise expressly modified herein, all of the terms, covenants conditions and provisions of the Lease are hereby ratified, confirmed and continue in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this Amendment No. 2as of the day and year first above written.

IMATION CORP., LANDLORD

BY:	/S/ J.B. MCNAMARA
NAME:	J.B. MCNAMARA
TITLE:	EXECUTIVE DIRECTOR

VERITEST, INC., TENANT

BY:	/S/ JOSEPH FRANK
NAME:	JOSEPH FRANK
TITLE:	TREASURER